UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23390

PIMCO Energy and Tactical Credit

Opportunities Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

June 30, 2019

PIMCO Energy and Tactical Credit Opportunities Fund | NRGX | NYSE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Energy and Tactical Credit Opportunities Fund’s Annual Report, which covers the period from the Fund’s inception on February 1, 2019 to June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the 12-month period ended June 30, 2019.

For the 12-month period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was

2	PIMCO CLOSED-END FUNDS

partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.85% on June 30, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.56%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.40%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.89%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 11.32%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.99%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.42%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.21%, whereas global equities, as represented by the MSCI World Index, returned 6.33%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.54% and European equities, as represented by the MSCI Europe Index (in EUR), returned 4.46%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $79 a barrel, but by the end, it was roughly $67 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices moved higher, whereas copper prices declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.66% and 3.87% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.70% versus the Japanese yen.

ANNUAL REPORT	JUNE 30, 2019	3

Letter from the Chair of the Board & President (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO CLOSED-END FUNDS

Important Information About the Fund

The Fund invests in, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) investments linked to the energy sector and in investments linked to the credit sectors. Investments linked to the energy sector may include investments in equity and debt securities, warrants, rights issues, and restricted securities of energy companies, including, but not limited to, publicly traded corporations; publicly traded partnerships (including master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”)); certain affiliates of MLPs; publicly traded limited liability companies that are treated as corporations for U.S. federal income tax purposes; private partnerships and limited liability companies; royalty trusts; and special purpose entities used to gain access to these types of investments. The Fund may also invest in derivative instruments that provide economic exposure to these types of investments.

MLPs that concentrate in the energy sector are subject to risks associated with the energy sector. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements. MLP common units and other equity securities issued by MLPs are subject to the risks associated with all equity investments, including the risk that the value of such equity securities will decline due to general market or economic conditions, perceptions regarding MLPs or the energy sector, changes in interest rates, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk and distressed and defaulted securities risk. Many MLPs and other companies in which the Fund may invest operate natural gas, natural gas liquids, crude oil, refined products, coal or other facilities within the energy sector. Investments in MLPs are also generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Also, investments in MLPs or other entities that hold a general partner or managing member interest in MLPs can lead to liability in certain circumstances for amounts greater than the amount of investment in such interests. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of a MLP, including those arising from incentive distribution payments.

The Fund has a fundamental policy to invest at least 25% of its total assets in the energy industry. As a result, the Fund will be susceptible to adverse economic, environmental or regulatory occurrences affecting that sector. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing, and distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum and petroleum products and other hydrocarbons. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole.

The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest

ANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Fund (Cont.)

rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s net asset value (“NAV”). The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The Fund’s quarterly distributions may include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of the Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. The Fund may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, the Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

The Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support quarterly distributions even in situations when the Fund has experienced a decline in net

6	PIMCO CLOSED-END FUNDS

assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of the Fund’s quarterly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of the Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The notional exposure of the Fund’s interest rate derivatives may represent a multiple of the Fund’s total assets. There can be no assurance that the Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

The Fund’s use of leverage creates the opportunity for increased net income, but also creates special risks for shareholders, including the likelihood of greater volatility of net asset value and market price, and of the investment return to shareholders, rather than a comparable portfolio without leverage. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Interest expense payable by the Fund with respect to derivatives and other forms of leverage will generally be based on shorter-term interest rates that would be periodically reset. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by shareholders and will reduce the investment return of the Fund’s shares.

The Fund currently expects, under normal circumstances, to obtain significant exposure to MLPs through the use of total return swaps (“MLP swaps”), and to hold cash and cash equivalents and/or high quality debt instruments in an amount equal to the full notional value of such MLP swaps. Rather than obtaining additional leverage through other means, such as the MLP swaps, the Fund currently expects to utilize reverse repurchase agreements to obtain leverage, the net proceeds of which will be invested in accordance with the Fund’s investment objectives and policies, including with respect to the Fund’s exposure to MLPs. The Fund expects that the additional assets resulting from the use of reverse repurchase agreements will provide the Fund with greater flexibility to invest directly in MLP securities than if the Fund were to obtain leverage through the MLP swaps. Because the fees received by PIMCO are based on the average daily total managed assets of the Fund (including assets attributable to, among other forms of leverage, any reverse repurchase agreements, but not attributable to total return swaps or other derivatives), PIMCO has a financial incentive for the Fund to use certain forms of leverage, such as reverse repurchase agreements, which may create a conflict of interest between PIMCO, on the one hand, and common shareholders, on the other hand. Fees and expenses borne by the Fund with respect to the use of reverse repurchase agreements (including management fees) may be greater than expenses associated with the use of MLP swaps, and may result in a reduction of the NAV of the common shares, and may negatively impact the Fund’s performance and/or distribution rate.

ANNUAL REPORT	JUNE 30, 2019	7

Important Information About the Fund (Cont.)

There can be no assurance that the Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for the Fund’s common shareholders, including (1) the likelihood of greater volatility of the NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in market value of the Fund’s common shares.

The Fund may hold common stocks and other equity securities from time to time, including without limit those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. Beginning one year before the Dissolution Date (the “Wind-Down Period”) the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objectives. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if

8	PIMCO CLOSED-END FUNDS

any, of securities that will be required to be placed in a liquidating trust. The Fund’s investment objectives and policies are not designed to seek to return investors’ original investment upon termination of the Fund, and investors may receive more or less than their original investment upon termination of the Fund. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to common shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. See Note 15 in the Notes to Financial Statements for further discussion on tax matters. A tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering shareholders. All shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered shares would not result in the Fund having aggregate net assets below $200 million (the “the Dissolution Threshold”), in which case the Eligible Tender Offer will be canceled, no shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining shareholders may only be able to sell their shares at a discount to NAV.

The Fund’s exposure to commodities may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a

ANNUAL REPORT	JUNE 30, 2019	9

Important Information About the Fund (Cont.)

variety of commodities and natural resources. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity and natural resources investment prices are outside of the Fund’s control and may not be anticipated by the Manager. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems; energy conservation; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

Prices of various commodities and natural resources may also be affected by factors such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities and natural resources can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities and natural resources.

Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades

10	PIMCO CLOSED-END FUNDS

may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The Fund invests in covenant-lite obligations, which contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non- U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

With respect to certain securities, the Fund may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out

ANNUAL REPORT	JUNE 30, 2019	11

Important Information About the Fund (Cont.)

the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk.

In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby

12	PIMCO CLOSED-END FUNDS

exposing the Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. Investments in subordinate mortgage-backed and other asset-backed instruments may be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instrument.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less

ANNUAL REPORT	JUNE 30, 2019	13

Important Information About the Fund (Cont.)

liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in the Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. The Fund may invest a substantial portion of its assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher- quality and rated securities. The Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all

14	PIMCO CLOSED-END FUNDS

experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

The Fund may seek to gain exposure to commodities through investments in swap agreements, futures and options, and through investments in PIMCO Cayman Commodity Fund IX, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by PIMCO and has the same investment objectives as the Fund. The Subsidiary (unlike the Fund) may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. References herein to the Fund include references to the Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s assets to the Subsidiary will vary over time and the Fund’s portfolio may not always include all of the different types of investments described herein. By investing through its Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”), and is not subject to all of the investor protections of the Act, although the Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund. There is no guarantee that the investment objectives of the Subsidiary will be achieved.

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security

ANNUAL REPORT	JUNE 30, 2019	15

Important Information About the Fund (Cont.)

breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

16	PIMCO CLOSED-END FUNDS

The common shares of the Fund trade on the New York Stock Exchange. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of the Fund, the price received may be more or less than your original investment. Shares of closed-end investment management companies, such as the Fund, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if the Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Fund may be subject to various risks, including, but not limited to, the following: market discount risk, new/small fund risk, limited term risk, tax risk, subsidiary risk, non-diversification risk, equity securities and related market risk, debt securities risks, including issuer risk, interest rate risk, prepayment risk, credit risk, reinvestment risk and duration and maturity risk, risks of equity securities of MLPs, including general equity securities risk, limited partner risk, risks of MLP subordinated units, affiliated party risk and risks related to the lack of diversification of MLP customers and suppliers, risks of debt securities of MLPs, risks of MLP general partner and managing member interests, risks of exchange-traded notes, energy sector risks, including commodity price risk, supply and demand risk, depletion risk, environmental and regulatory risk, weather risk, catastrophic event risk, acquisition risk and cyclical industry risk, industry specific risks, including risks related to pipelines, gathering and processing companies, midstream companies, upstream companies, downstream companies, oil companies, oilfield services, propane, coal, power infrastructure and marine transportation, total return swap risk, commodities risk, short sales risk, corporate debt securities risk, issuer risk, interest rate risk, prepayment risk, credit risk, mortgage-related and other asset-backed instruments risk, privately-issued mortgage-related securities risk, mortgage market/subprime risk, high yield securities risk, distressed and defaulted securities risk, senior debt risk, loans and other indebtedness/loan participations and assignments risk, covenant-lite obligations risk, reinvestment risk, call risk, municipal bond risk, including interest rate risk, credit risk and liquidity risk, inflation-indexed security risk, zero-coupon bond, step-ups and payment-in-kind securities risk, preferred securities risk, other investment companies risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, U.S. government securities risk, foreign (non-U.S.) government securities risk, convertible securities risk, synthetic convertible securities risk, contingent convertible securities risk, valuation risk, leverage risk, segregation and coverage risk, derivatives risk, counterparty risk, structured investments risk, confidential information access risk, private placements risk, inflation/deflation risk, liquidity risk, restricted securities risk, market risk, management risk, competition risk, cash flow risk, risk of regulatory changes, regulatory risk related to commodity pool operator regulation, potential conflicts of interest risk related to the allocation of investment opportunities, repurchase agreements risk, distribution risk, securities lending risk, portfolio turnover risk, operational risk and cybersecurity risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more

ANNUAL REPORT	JUNE 30, 2019	17

Important Information About the Fund (Cont.)

than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Commencement of Operations	Diversification Status

PIMCO Energy and Tactical Credit Opportunities Fund	02/01/2019	Non-Diversified

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, will be available without charge, upon request, by calling the Fund at (844) 33-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

18	PIMCO CLOSED-END FUNDS

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at www.sec.gov and will be available without charge, upon request by calling the Fund at (844) 33-PIMCO.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

ANNUAL REPORT	JUNE 30, 2019	19

PIMCO Energy and Tactical Credit Opportunities Fund	Symbol on NYSE - NRGX

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	27.4%
Common Stocks	23.1%
Corporate Bonds & Notes	16.9%
Master Limited Partnerships	16.3%
Short-Term Instruments	13.2%
Loan Participations and Assignments	3.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2019)(1)

Market Price	19.63
NAV	20.00
Premium/(Discount) to NAV	(1.85)%
Market Price Distribution Rate(2)	8.15%
NAV Distribution Rate(2)	8.00%
Total Effective Leverage(3)	29%

Cumulative Annual Total Return(1) for the period ended June 30, 2019

Commencement of Operations (02/01/19)
Market Price	0.09%
NAV	2.55%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Energy and Tactical Credit Opportunities Fund	Symbol on NYSE - NRGX

Investment Objective and Strategy Overview

PIMCO Energy and Tactical Credit Opportunities Fund’s primary investment objective is to seek total return, with a secondary objective to seek to provide high current income.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to the common stock of pipeline companies contributed to absolute performance, as the industry sector posted positive returns.

»	Over-weighted exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. treasury rates fell.

»	Exposure to high yield debt of companies within the pipeline sector contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to high yield debt of select energy companies detracted from absolute performance, as the issuers posted negative returns.

ANNUAL REPORT	JUNE 30, 2019	21

Financial Highlights PIMCO Energy and Tactical Credit Opportunities Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Period Ended^:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

02/01/2019 -06/30/2019	$20.00	$0.26	$0.24	$0.50	$(0.50)	$0.00	$(0.50)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(c)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets

Net Asset Value End of Period	Market Price End of Period	Total Investment Return(c)	Net Assets End of Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$20.00	$19.63	0.09%	$891,608	2.63	%*	2.64	%*	1.80	%*	1.81	%*	3.14	%*	25%

ANNUAL REPORT	JUNE 30, 2019	23

Consolidated Statement of Assets and Liabilities PIMCO Energy and Tactical Credit Opportunities Fund

(Amounts in thousands†, except per share amounts)	June 30, 2019

Assets:

Investments, at value
Investments in securities*	$1,293,268
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,113
Over the counter	9,125
Cash	1
Deposits with counterparty	8,082
Foreign currency, at value	171
Receivable for investments sold	48
Interest and/or dividends receivable	8,016
Other assets	10

Total Assets	1,320,834

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$358,450
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,444
Over the counter	9,376
Payable for investments purchased	38,545
Deposits from counterparty	1,223
Distributions payable to common shareholders	17,832
Accrued management fees	1,333
Other liabilities	23

Total Liabilities	429,226

Net Assets	$891,608

Net Asset Consist of:

Shares:
Par value^	$0
Paid in capital in excess of par	891,494
Distributable earnings (accumulated loss)	114

Net Assets Applicable to Common Shareholders	$891,608

Common Shares Outstanding	44,580

Net Asset Value Per Common Share	$20.00

Cost of investments in securities	$1,285,375
Cost of foreign currency held	$166
Cost or premiums of financial derivative instruments, net	$(1,854)

* Includes repurchase agreements of:	$138,977

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Energy and Tactical Credit Opportunities Fund

Period from February 1, 2019 to June 30, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$10,728
Dividends, net of foreign taxes**	9,996
Total Income	20,724

Expenses:

Management fees	6,479
Trustee fees and related expenses	22
Interest expense	2,981
Total Expenses	9,482
Waiver and/or Reimbursement by PIMCO	(39)
Net Expenses	9,443

Net Investment Income (Loss)	11,281

Net Realized Gain (Loss):

Investments in securities	8,606
Exchange-traded or centrally cleared financial derivative instruments	(781)
Over the counter financial derivative instruments	5,896
Foreign currency	53

Net Realized Gain (Loss)	13,774

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	7,893
Exchange-traded or centrally cleared financial derivative instruments	(11,650)
Over the counter financial derivative instruments	986
Foreign currency assets and liabilities	6

Net Change in Unrealized Appreciation (Depreciation)	(2,765)

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,290

* Foreign tax withholdings - Interest	$3
** Foreign tax withholdings - Dividends	$50

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2019	25

Consolidated Statement of Changes in Net Assets PIMCO Energy and Tactical Credit Opportunities Fund

(Amounts in thousands†)	Period from February 1, 2019 - June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,281
Net realized gain (loss)	13,774
Net change in unrealized appreciation (depreciation)	(2,765)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,290

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(22,290)

Total Distributions to Common Shareholders(a)	(22,290)

Common Share Transactions*:

Receipts for shares sold	891,607
Issued as reinvestment of distributions	1
Net increase (decrease) resulting from common share transactions	891,608

Total Increase (Decrease) in Net Assets	891,608

Net Assets Applicable to Common Shareholders:

Beginning of period	0
End of period	$891,608

* Common Share Transactions:

Shares sold	44,580
Shares issued as reinvestment of distributions	0
Net increase (decrease) in common shares outstanding	44,580

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Energy and Tactical Credit Opportunities Fund

Period from February 1, 2019 to June 30, 2019 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$22,290

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,326,160)
Proceeds from sales of long-term securities	219,740
(Purchases) Proceeds from sales of short-term portfolio investments, net	(169,797)
(Increase) decrease in deposits with counterparty	(8,082)
(Increase) decrease in receivable for investments sold	(48)
(Increase) decrease in interest and/or dividends receivable	(8,016)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(12,100)
Proceeds from (Payments on) over the counter financial derivative instruments	7,133
(Increase) decrease in other assets	(10)
Increase (decrease) in payable for investments purchased	38,545
Increase (decrease) in deposits from counterparty	1,223
Increase (decrease) in accrued management fees	1,333
Proceeds from (Payments on) foreign currency transactions	59
Increase (decrease) in other liabilities	23
Net Realized (Gain) Loss
Investments in securities	(8,606)
Exchange-traded or centrally cleared financial derivative instruments	781
Over the counter financial derivative instruments	(5,896)
Foreign currency	(53)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(7,893)
Exchange-traded or centrally cleared financial derivative instruments	11,650
Over the counter financial derivative instruments	(986)
Foreign currency assets and liabilities	(6)
Net amortization (accretion) on investments	(552)
Net Cash Provided by (Used for) Operating Activities	(1,245,428)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	891,607
Cash distributions paid*	(4,457)
Proceeds from reverse repurchase agreements	2,190,361
Payments on reverse repurchase agreements	(1,831,911)
Proceeds from sale-buyback transactions	106,556
Payments on sale-buyback transactions	(106,556)
Net Cash Received from (Used for) Financing Activities	1,245,600

Net Increase (Decrease) in Cash and Foreign Currency	172

Cash and Foreign Currency:

Beginning of period	0
End of period	$172
*Reinvestment of distributions	$1

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$2,418
Non Cash Payment in Kind	$58

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2019	27

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.5%

Azure Midstream Energy LLC (7.330% Cash and 4.500% PIK)
11.830% (LIBOR03M + 5.000%) due 09/30/2020 «~(a)	$5,143	$5,148

Blackstone CQP Holdco LP
TBD% due 09/30/2024	20,000	21,654

Centurion Pipeline Co. LLC
5.652% (LIBOR03M + 3.250%) due 09/29/2025 ~	13,234	13,267

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~	898	851

Total Loan Participations and Assignments (Cost $40,823)		40,920

CORPORATE BONDS & NOTES 24.5%

BANKING & FINANCE 0.9%

Provident Funding Associates LP
6.375% due 06/15/2025	111	105

Washington Prime Group LP
5.950% due 08/15/2024	8,260	7,857

		7,962

INDUSTRIALS 16.5%

Altice France S.A.
7.375% due 05/01/2026	9,600	9,864

Ascend Learning LLC
6.875% due 08/01/2025	4,600	4,696

Callon Petroleum Co.
6.375% due 07/01/2026	8,000	8,090

CSN Resources S.A.
7.625% due 02/13/2023 (j)	4,500	4,764
7.625% due 04/17/2026	200	213

Ensign Drilling, Inc.
9.250% due 04/15/2024	13,000	12,837

Entercom Media Corp.
7.250% due 11/01/2024	4,500	4,764

Gran Tierra Energy, Inc.
7.750% due 05/23/2027	10,000	9,855

Matador Resources Co.
5.875% due 09/15/2026	12,100	12,282

Noble Holding International Ltd.
7.875% due 02/01/2026	17,500	15,121

NuStar Logistics LP
6.000% due 06/01/2026 (e)	1,000	1,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	$6,200	$5,952

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	13,000	13,244

Transocean Guardian Ltd.
5.875% due 01/15/2024	15,610	15,942

Transocean Pontus Ltd.
6.125% due 08/01/2025	9,828	10,172

Transocean, Inc.
9.000% due 07/15/2023	7,000	7,481

USA Compression Partners LP
6.875% due 04/01/2026 (e)	4,800	5,100
6.875% due 09/01/2027 (e)	4,900	5,170

		146,585

UTILITIES 7.1%

Antero Midstream Partners LP
5.750% due 03/01/2027 (f)	2,900	2,907

Archrock Partners LP
6.875% due 04/01/2027 (f)	4,800	5,040

Blue Racer Midstream LLC
6.625% due 07/15/2026	10,925	11,062

CrownRock LP
5.625% due 10/15/2025	5,000	5,019

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	1,043	1,038

Parsley Energy LLC
5.250% due 08/15/2025	3,000	3,060
5.375% due 01/15/2025	2,500	2,575

Rio Oil Finance Trust
9.250% due 07/06/2024	923	1,033

Targa Resources Partners LP
5.000% due 01/15/2028 (f)	8,000	8,040
5.375% due 02/01/2027 (f)	3,250	3,380
6.875% due 01/15/2029 (f)	1,750	1,943

Transocean Phoenix Ltd.
7.750% due 10/15/2024	5,400	5,791

Transocean Poseidon Ltd.
6.875% due 02/01/2027	5,900	6,250

Transocean Proteus Ltd.
6.250% due 12/01/2024	5,550	5,751

Transocean Sentry Ltd.
5.375% due 05/15/2023	700	703

		63,592

Total Corporate Bonds & Notes (Cost $215,336)		218,139

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 39.8%

U.S. Treasury Notes
2.375% due 02/29/2024 (j)	$345,000	$354,595

Total U.S. Treasury Obligations (Cost $344,402)		354,595

	SHARES
COMMON STOCKS 33.5%

ENERGY 33.5%

Antero Midstream Corp.	1,984,732	22,745

Cheniere Energy, Inc. (b)	415,239	28,423

Enbridge, Inc.	419,000	15,134

EnLink Midstream LLC	1,859,900	18,766

Kinder Morgan, Inc.	1,126,000	23,511

Marathon Petroleum Corp.	169,000	9,444

ONEOK, Inc.	611,000	42,043

Plains GP Holdings LP ‘A’ (g)	1,004,489	25,082

Rattler Midstream LP (b)(g)	150,000	2,909

Tallgrass Energy LP (g)	933,500	19,706

Targa Resources Corp.	734,000	28,817

TC Energy Corp.	240,000	11,898

Valero Energy Corp.	108,000	9,246

Venture Global LNG, Inc.’C’ (h)	2,885	15,002

Williams Cos., Inc.	922,000	25,853

Total Common Stocks (Cost $299,207)		298,579

MASTER LIMITED PARTNERSHIPS 23.6%

ENERGY 23.6%

CNX Midstream Partners LP	551,776	7,752

Cheniere Energy Partners LP	72,000	3,037

Crestwood Equity Partners LP	384,342	13,748

DCP Midstream LP	333,094	9,760

EQM Midstream Partners LP	302,000	13,493

Enable Midstream Partners LP	1,204,000	16,507

Energy Transfer LP	1,808,750	25,467

Enterprise Products Partners LP	964,484	27,845

	SHARES	MARKET VALUE (000S)

Hess Midstream Partners LP	217,000	$4,232

MPLX LP	560,000	18,026

Magellan Midstream Partners LP	52,000	3,328

Noble Midstream Partners LP	307,080	10,213

NuStar Energy LP	530,000	14,384

Oasis Midstream Partners LP	183,000	3,935

Phillips 66 Partners LP	98,000	4,836

Plains All American Pipeline LP	527,921	12,855

Western Midstream Partners LP	694,425	21,367

Total Master Limited Partnerships (Cost $215,361)		210,785

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.1%

REPURCHASE AGREEMENTS (i) 15.6%
		138,977

U.S. TREASURY BILLS 3.5%
2.179% due 08/06/2019 - 08/20/2019 (c)(d)(l)(n)	31,337	31,273

Total Short-Term Instruments (Cost $170,246)		170,250

Total Investments in Securities (Cost $1,285,375)		1,293,268

Total Investments 145.0% (Cost $1,285,375)		$1,293,268

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $(1,854))		(582)

Other Assets and Liabilities, net (44.9)%		(401,078)

Net Assets 100.0%		$891,608

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	29

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Payment in-kind security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(f)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(g)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Venture Global LNG, Inc.’C’	06/27/2019	$15,002	$15,002	1.68%

		$15,002	$15,002	1.68%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.390%	06/28/2019	07/01/2019	$8,000	U.S. Treasury Bonds 3.000% due 02/15/2047	$(8,234)	$8,000	$8,002
	2.700	06/28/2019	07/01/2019	9,700	U.S. Treasury Bonds 3.375% due 05/15/2044	(9,909)	9,700	9,702
	2.800	06/28/2019	07/01/2019	50,000	U.S. Treasury Bonds 3.125% due 08/15/2044	(51,510)	50,000	50,012
BPS	2.550	06/28/2019	07/01/2019	31,700	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2026	(32,413)	31,700	31,707
FICC	2.000	06/28/2019	07/01/2019	20,065	U.S. Treasury Notes 2.250% due 03/31/2021	(20,471)	20,065	20,068
GSC	2.620	06/28/2019	07/01/2019	9,700	Fannie Mae 4.000% due 03/01/2047	(10,004)	9,700	9,702
RDR	2.550	06/28/2019	07/01/2019	9,500	U.S. Treasury Notes 1.500% - 1.875% due 11/30/2019 -04/30/2022	(9,704)	9,500	9,502
SSB	1.350	06/28/2019	07/01/2019	312	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(319)	312	312

Total Repurchase Agreements						$(142,564)	$138,977	$139,007

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BRC	(0.500)%	04/10/2019	TBD	(4)	$(3,115)	$(3,112)
MEI	(2.000)	04/30/2019	TBD	(4)	(1,549)	(1,544)
RCY	2.600	05/08/2019	07/08/2019		(101,000)	(101,394)
SCX	2.650	06/24/2019	07/08/2019		(200,850)	(200,953)
	2.660	06/12/2019	07/15/2019		(51,375)	(51,447)

Total Reverse Repurchase Agreements						$(358,450)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$67,716	$0	$0	$67,716	$(69,653)	$(1,937)
BPS	31,707	0	0	31,707	(32,413)	(706)
BRC	0	(3,112)	0	(3,112)	3,176	64
FICC	20,068	0	0	20,068	(20,471)	(403)
GSC	9,702	0	0	9,702	(10,004)	(302)
MEI	0	(1,544)	0	(1,544)	1,588	44
RCY	0	(101,394)	0	(101,394)	100,638	(756)
RDR	9,502	0	0	9,502	(9,704)	(202)
SCX	0	(252,400)	0	(252,400)	250,512	(1,888)
SSB	312	0	0	312	(319)	(7)

Total Borrowings and Other Financing Transactions	$139,007	$(358,450)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(4,656)	$(4,656)
U.S. Treasury Obligations	0	(353,794)	0	0	(353,794)

Total Borrowings	$0	$(353,794)	$0	$(4,656)	$(358,450)

Payable for reverse repurchase agreements					$(358,450)

(j)	Securities with an aggregate market value of $359,360 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(273,905) at a weighted average interest rate of 2.570%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	31

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - NYMEX Crude October 2019 Futures	$51.000	09/17/2019	380	$	380	$523	$441

Total Purchased Options						$523	$441

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - NYMEX Crude October 2019 Futures	$64.000	09/17/2019	380	$	380	$(538)	$(502)
Call - NYMEX Crude September 2019 Futures	58.000	08/15/2019	200		200	(326)	(634)

Total Written Options						$(864)	$(1,136)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
Brent Crude December Futures	10/2020	700	$	42,994	$2,691	$0	$(518)
WTI Crude December Futures	11/2020	1,000		55,030	(291)	0	(790)

					$2,400	$0	$(1,308)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Brent Crude December Futures	10/2019	350	$(22,330)	$(1,676)	$312	$0
Brent Crude December Futures	10/2021	350	(21,095)	(1,076)	217	0
WTI Crude December Futures	11/2019	500	(28,990)	156	485	0
WTI Crude December Futures	11/2021	500	(26,910)	(494)	305	0

				$(3,090)	$1,319	$0

Total Futures Contracts				$(690)	$1,319	$(1,308)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.235%	Annual	02/29/2024	$	340,600	$(276)	$(10,606)	$(10,882)	$353	$0

Total Swap Agreements							$(276)	$(10,606)	$(10,882)	$353	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 441	$1,319	$353	$2,113	$(1,136)	$(1,308)	$0	$(2,444)

(l)	Securities with an aggregate market value of $1,443 and cash of $8,082 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	08/2019	CAD	29,787	$	22,234	$0	$(533)
SSB	08/2019		6,238		4,639	0	(129)

Total Forward Foreign Currency Contracts						$0	$(662)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Alerian MLP	$10.300	07/15/2019	4,500	$(202)	$(40)
	Call - OTC Alerian MLP	10.050	07/31/2019	4,615	(323)	(296)
	Call - OTC Antero Midstream	13.850	07/08/2019	578	(116)	0
	Call - OTC Kinder Morgan	21.740	07/08/2019	357	(48)	(10)
	Call - OTC Oneok, Inc.	68.220	07/08/2019	114	(50)	(136)
	Call - OTC Targa Resources	41.250	07/08/2019	193	(83)	(36)
	Call - OTC Williams Companies	28.720	07/08/2019	272	(52)	(32)
BRC	Call - OTC Alerian MLP	10.080	07/05/2019	4,600	(299)	(37)
CBK	Call - OTC Cheniere Energy, Inc.	70.850	07/08/2019	113	(64)	(31)

Total Written Options					$(1,237)	$(618)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	33

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	EURMARGIN 3Q19	$8.288	Maturity	09/30/2019	28,800	$0	$(8)	$0	$(8)
JPM	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	13,200	0	(4)	0	(4)
	Receive	EURMARGIN CAL20	8.980	Maturity	12/31/2020	180,000	0	12	12	0
MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	12,000	0	(6)	0	(6)
	Receive	EURMARGIN 2Q4Q19	6.630	Maturity	12/31/2019	120,000	0	95	95	0
	Pay	EURMARGIN 3Q19	8.260	Maturity	09/30/2019	6,900	0	(2)	0	(2)
MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	10,800	0	2	2	0
	Pay	EURMARGIN 3Q19	8.220	Maturity	09/30/2019	6,750	0	(3)	0	(3)
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	6,750	0	(2)	0	(2)
	Pay	EURMARGIN 3Q19	9.590	Maturity	09/30/2019	10,800	0	(5)	0	(5)
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	180,000	0	33	33	0

							$0	$112	$142	$(30)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	AMZX Index	56,376	2.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	$	67,820	$0	$1,930	$1,930	$0
	Receive	AMZX Index	45,126	2.882% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/17/2021		55,817	0	2	2	0
FAR	Receive	AMZX Index	7,388	2.979% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/15/2020		9,153	0	13	13	0
MYI	Receive	AMZX Index	30,004	2.802% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/26/2020		37,211	0	(50)	0	(50)

									$0	$1,895	$1,945	$(50)

TOTAL RETURN SWAPS ON MASTER LIMITED PARTNERSHIPS

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	Energy Transfer LP	1,365,000	2.963% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	$19,604	$0	$(195)	$0	$(195)
	Receive	Enterprise Products Partners LP	702,000	2.963% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	19,486	0	862	862	0
	Receive	Magellan Midstream Partners LP	74,000	2.951% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	4,314	0	446	446	0
	Receive	MPLX LP	412,000	2.951% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	13,740	0	(353)	0	(353)
	Receive	Phillips 66 Partners LP	134,000	2.951% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	6,781	0	(123)	0	(123)
	Receive	Plains All American Pipeline LP	559,000	2.963% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	12,977	0	685	685	0

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	Cheniere Energy Partners LP	40,000	2.951% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	$1,761	$0	$(66)	$0	$(66)
	Receive	Crestwood Equity Partners LP	106,000	2.980% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,309	0	514	514	0
	Receive	DCP Midstream LP	139,000	2.980% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	4,660	0	(514)	0	(514)
	Receive	Enable Midstream Partners LP	89,000	2.951% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,327	0	(91)	0	(91)
	Receive	EQM Midstream Partners LP	138,000	2.954% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	6,372	0	(100)	0	(100)
	Receive	Western Midstream Partners LP	149,000	2.980% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	4,819	0	(185)	0	(185)
	Receive	Phillips 66 Partners LP	61,000	2.952% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	3,148	0	(104)	0	(104)
BRC	Receive	DCP Midstream LP	40,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	1,270	0	(74)	0	(74)
	Receive	Phillips 66 Partners LP	90,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	4,575	0	(83)	0	(83)
FAR	Receive	Crestwood Equity Partners LP	53,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	1,775	0	137	137	0
	Receive	DCP Midstream LP	82,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	2,593	0	(155)	0	(155)
	Receive	Enable Midstream Partners LP	88,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	1,328	0	(94)	0	(94)
	Receive	Energy Transfer LP	584,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,603	0	(300)	0	(300)
	Receive	Enterprise Products Partners LP	305,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,547	0	294	294	0
	Receive	Magellan Midstream Partners LP	109,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	6,412	0	601	601	0
	Receive	MPLX LP	255,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,628	0	(350)	0	(350)
	Receive	Phillips 66 Partners LP	70,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	3,573	0	(96)	0	(96)
	Receive	Plains All American Pipeline LP	272,000	2.944% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	6,479	0	169	169	0
	Receive	Western Midstream Partners LP	216,550	2.981% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	7,054	0	(329)	0	(329)
	Receive	Cheniere Energy Partners LP	30,000	2.933% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	1,319	0	(50)	0	(50)
	Receive	EQM Midstream Partners LP	103,000	2.933% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	4,296	0	379	379	0
	Receive	NuStar Energy LP	50,000	2.933% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	1,346	0	27	27	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	35

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	Crestwood Equity Partners LP	20,000	2.982% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	$657	$0	$63	$63	$0
	Receive	Enable Midstream Partners LP	30,000	2.982% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	484	0	(59)	0	(59)
	Receive	Energy Transfer LP	1,151,000	2.982% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	17,507	0	(1,146)	0	(1,146)
	Receive	Enterprise Products Partners LP	611,000	2.982% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	17,334	0	379	379	0
	Receive	Magellan Midstream Partners LP	147,000	2.983% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	8,799	0	659	659	0
	Receive	MPLX LP	252,000	2.983% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	8,814	0	(635)	0	(635)
	Receive	Phillips 66 Partners LP	84,000	2.982% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	4,312	0	(145)	0	(145)
	Receive	Plains All American Pipeline LP	177,000	2.983% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	4,304	0	22	22	0
GST	Receive	Cheniere Energy Partners LP	30,000	3.044% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,293	0	(21)	0	(21)
	Receive	Crestwood Equity Partners LP	101,000	3.033% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,507	0	137	137	0
	Receive	DCP Midstream LP	53,000	3.054% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,719	0	(143)	0	(143)
	Receive	Enable Midstream Partners LP	162,000	3.044% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	2,400	0	(149)	0	(149)
	Receive	Energy Transfer LP	1,145,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	17,611	0	(1,318)	0	(1,318)
	Receive	Enterprise Products Partners LP	650,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	18,423	0	441	441	0
	Receive	EQM Midstream Partners LP	80,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,516	0	112	112	0
	Receive	Magellan Midstream Partners LP	147,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	8,679	0	783	783	0
	Receive	MPLX LP	540,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	18,074	0	(516)	0	(516)
	Receive	NuStar Energy LP	130,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,429	0	140	140	0
	Receive	Phillips 66 Partners LP	172,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	8,835	0	(290)	0	(290)
	Receive	Plains All American Pipeline LP	274,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	6,512	0	188	188	0
	Receive	Western Midstream Partners LP	117,425	3.081% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,882	0	(238)	0	(238)
	Receive	DCP Midstream LP	44,000	3.052% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	1,410	0	(94)	0	(94)

								$0	$(978)	$7,038	$(8,016)

Total Swap Agreements								$0	$1,029	$9,125	$(8,096)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$0	$0	$4,439	$4,439	$0	$(550)	$(1,731)	$(2,281)	$2,158	$307	$2,465
BRC	0	0	0	0	0	(37)	(157)	(194)	(194)	254	60
CBK	0	0	0	0	(533)	(31)	0	(564)	(564)	347	(217)
FAR	0	0	2,743	2,743	0	0	(3,359)	(3,359)	(616)	2,760	2,144
GST	0	0	1,801	1,801	0	0	(2,777)	(2,777)	(976)	2,079	1,103
JPM	0	0	12	12	0	0	(4)	(4)	8	0	8
MAC	0	0	95	95	0	0	(8)	(8)	87	0	87
MYC	0	0	35	35	0	0	(10)	(10)	25	(260)	(235)
MYI	0	0	0	0	0	0	(50)	(50)	(50)	396	346
SSB	0	0	0	0	(129)	0	0	(129)	(129)	0	(129)

Total Over the Counter	$0	$0	$9,125	$9,125	$(662)	$(618)	$(8,096)	$(9,376)

(n)

Securities with an aggregate market value of $6,143 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$441	$0	$0	$0	$0	$441
Futures	1,319	0	0	0	0	1,319
Swap Agreements	0	0	0	0	353	353

	$1,760	$0	$0	$0	$353	$2,113

Over the counter
Swap Agreements	$142	$0	$8,983	$0	$0	$9,125

	$1,902	$0	$8,983	$0	$353	$11,238

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	37

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,136	$0	$0	$0	$0	$1,136
Futures	1,308	0	0	0	0	1,308

	$2,444	$0	$0	$0	$0	$2,444

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$662	$0	$662
Written Options	0	0	618	0	0	618
Swap Agreements	30	0	8,066	0	0	8,096

	$30	$0	$8,684	$662	$0	$9,376

	$2,474	$0	$8,684	$662	$0	$11,820

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$542	$0	$0	$0	$177	$719
Swap Agreements	0	0	0	0	(1,500)	(1,500)

	$542	$0	$0	$0	$(1,323)	$(781)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$108	$0	$108
Written Options	0	0	2,626	0	0	2,626
Swap Agreements	128	0	3,034	0	0	3,162

	$128	$0	$5,660	$108	$0	$5,896

	$670	$0	$5,660	$108	$(1,323)	$5,115

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(82)	$0	$0	$0	$0	$(82)
Written Options	(272)	0	0	0	0	(272)
Futures	(690)	0	0	0	0	(690)
Swap Agreements	0	0	0	0	(10,606)	(10,606)

	$(1,044)	$0	$0	$0	$(10,606)	$(11,650)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(662)	$0	$(662)
Written Options	0	0	619	0	0	619
Swap Agreements	112	0	917	0	0	1,029

	$112	$0	$1,536	$(662)	$0	$986

	$(932)	$0	$1,536	$(662)	$(10,606)	$(10,664)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$35,772	$5,148	$40,920
Corporate Bonds & Notes
Banking & Finance	0	7,962	0	7,962
Industrials	0	146,585	0	146,585
Utilities	0	63,592	0	63,592
U.S. Treasury Obligations	0	354,595	0	354,595
Common Stocks
Energy	283,577	15,002	0	298,579
Master Limited Partnerships
Energy	210,785	0	0	210,785
Short-Term Instruments
Repurchase Agreements	0	138,977	0	138,977
U.S. Treasury Bills	0	31,273	0	31,273
Total Investments	$494,362	$793,758	$5,148	$1,293,268

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,760	353	0	2,113
Over the counter	0	9,125	0	9,125
	$1,760	$9,478	$0	$11,238

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,444)	0	0	(2,444)
Over the counter	0	(9,376)	0	(9,376)
	$(2,444)	$(9,376)	$0	$(11,820)
Total Financial Derivative Instruments	$(684)	$102	$0	$(582)
Totals	$493,678	$793,860	$5,148	$1,292,686

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	39

Notes to Financial Statements

1. ORGANIZATION

PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”) is organized as a non-diversified, limited term, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2018 and commenced operations on February 1, 2019. The Fund sold and issued 5,000 shares of beneficial interest at $20.00 per share to Allianz Fund Investments, Inc., an affiliate of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”). PIMCO serves as the Fund’s investment manager.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about January 29, 2031 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the “Board”) may, by a vote of the majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as such term is defined in the Fund’s Declaration of Trust (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including the eighteenth month after the initial Dissolution Date, which date shall then become the Dissolution Date. Each common shareholder would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund.

The Fund issued 40,000,000 common shares of beneficial interest in its initial public offering at $20.00 per share. An additional 4,575,346 shares were issued in connection with the underwriter’s over-allotment option.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend

40	PIMCO CLOSED-END FUNDS

June 30, 2019

income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Distributions — Common Shares  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

The Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s NAV. The Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result

ANNUAL REPORT	JUNE 30, 2019	41

Notes to Financial Statements (Cont.)

in declines in the Fund’s NAV. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current taxable income and gains sufficient to support quarterly distributions even in situations when the Fund has experienced losses due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. The Fund may enter into opposite sides of interest rate swaps and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information

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regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic

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Notes to Financial Statements (Cont.)

and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S). securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation

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to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements (Cont.)

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use

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broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws.

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In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and

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Notes to Financial Statements (Cont.)

management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2019, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are

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supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

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Notes to Financial Statements (Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

The Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC mandated disclosure, reporting and recordkeeping obligations apply to the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

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value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized

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gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives

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clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator (i.e., the sum of the notional amount for the contract plus the market value) and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. The

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Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund. See Note 15, Federal Income Tax Matters, for information regarding tax-related risks.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a

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security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly a fund holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of the Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

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Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid

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amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

MLP Risks  Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Also, investments in MLPs or other entities that hold a general partner or managing member interest in MLPs can lead to liability in certain circumstances for amounts greater than the amount of investment in such interests. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of a MLP, including those arising from incentive distribution payments.

MLPs that concentrate in the energy sector are subject to risks associated with the energy sector. Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk and distressed and defaulted securities risk. MLP common units and other equity securities issued by MLPs are subject to the risks associated with all equity investments, including the risk that the value of such equity securities will decline due to general market or economic conditions, perceptions regarding MLPs or the energy sector, changes in interest rates, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected

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Notes to Financial Statements (Cont.)

counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual management fee, payable monthly, at the annual rate of 1.35% of the Fund’s average daily total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates;

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(ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds and; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) offering expenses of the Fund, including registration (including Share registration fees), legal, marketing, printing, accounting and other expenses, associated with share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; (xiii) fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the operation of a managed distribution plan; and (xiv) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval

ANNUAL REPORT	JUNE 30, 2019	63

Notes to Financial Statements (Cont.)

Funds, the “PIMCO Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the administrator, all of whom receive remuneration for their services to the Fund from the administrator or its affiliates.

(c) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio IX, Ltd. (the “Subsidiary”) has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee at annual rate of 0.69% of its net assets. PIMCO has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid by the Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amount was $38,508. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$16,026	$9,770

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

64	PIMCO CLOSED-END FUNDS

June 30, 2019

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$399,553	$56,581	$924,953	$157,594

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. BASIS FOR CONSOLIDATION

The Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary on January 29, 2019 comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 4.4% of the Fund’s consolidated net assets.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	JUNE 30, 2019	65

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets through investments in swap agreements, futures, and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument

66	PIMCO CLOSED-END FUNDS

June 30, 2019

or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

The Fund’s investment strategy will potentially be limited by its intention to qualify and be eligible for treatment as a regulated investment company, and can limit the Fund’s ability to qualify and be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company, which could, among other things, negatively affect the Fund’s share price, before- and after-tax performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties), as described more fully in the paragraph below.

The Fund invests in total return swaps linked to the securities of MLPs. Such strategy is relatively novel and the treatment of the Fund’s investments in such total return swaps under one or more of the tests the Fund must meet to qualify as a regulated investment company is unclear. It is possible that the IRS or a court could regard the Fund’s investments in such total return swaps as preventing the Fund from qualifying as a regulated investment company. Based on consultation with legal counsel, the Fund believes that, as implemented, its investment strategy should be consistent with the Fund’s qualification and eligibility for treatment as a regulated investment company. If the IRS were to challenge successfully the Fund’s position, the Fund could be required to pay a Fund-level tax, back taxes and/or tax penalties in order to maintain its qualification as a regulated investment company, or could fail to qualify as a regulated investment company (in which case the Fund would be subject to tax on its taxable income at corporate rates and could be subject to back taxes and/or tax penalties). In such event, the Fund may be required to change its investment strategies, pay a Fund level tax, back taxes and/or tax penalties and sell securities or other instruments at a time or in a manner unfavorable to the Fund.

ANNUAL REPORT	JUNE 30, 2019	67

Notes to Financial Statements (Cont.)

Any such sales may cause the Fund to sell securities or instruments that otherwise may be favorable for the Fund, bear other adverse consequences (such as incurring short term capital gain on sales or unwinding of positions that were intended to be held for longer periods) and/or incur transaction costs. As such, such a failure to qualify for regulated investment company status could, among other things, negatively affect the Fund’s share price, before- and after-tax performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties).

Distributions received from the Fund’s investments in MLPs generally are treated as partnership return of capital under the Code, and as such, it is Management’s current determination that the distributions received from its MLP investments will compromise entirely of return of capital based on historical and present information available from such MLP partnerships.

As of June 30, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Energy and Tactical Credit Opportunities Fund	$19,633	$0	$(1,687)	$(17,832)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward, futures, and options contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period February 1, 2019 through June 30, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period February 1, 2019 through June 30, 2019 and Ordinary losses realized during the period February 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Energy and Tactical Credit Opportunities Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

68	PIMCO CLOSED-END FUNDS

June 30, 2019

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Energy and Tactical Credit Opportunities Fund	$1,282,443	$40,930	$(42,622)	$(1,692)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward, future, and option contracts, realized and unrealized gain (loss) on swap contracts and partnerships.

For the fiscal year ended June 30, 2019, the Fund made the following tax basis distributions (amounts in thousands†):

	June 30, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Energy and Tactical Credit Opportunities Fund	$22,290	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2019	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Energy and Tactical Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Energy and Tactical Credit Opportunities Fund and its subsidiary (the “Fund”) as of June 30, 2019, and the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights (consolidated) for the period February 1, 2019 (commencement of operations) through June 30, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, and the results of its operations, changes in its net assets, its cash flows and the financial highlights (consolidated) for the period February 1, 2019 (commencement of operations) through June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

70	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MAC	Macquarie Bank Limited
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
FAR	Wells Fargo Bank National Association	RCY	Royal Bank of Canada
FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC
GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
CAD	Canadian Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
AMZX	Alerian MLP Total Return Index	EURMARGIN	European Refined Margin
BRENT	Brent Crude	LIBOR03M	3 Month USD-LIBOR
EBOBFUEL	Argus Eurobob Oxy Gasoline

Other Abbreviations:
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
TBA	To-Be-Announced	WTI	West Texas Intermediate

ANNUAL REPORT	JUNE 30, 2019	71

Federal Income Tax Information

(unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Energy and Tactical Credit Opportunities Fund	0.00%	14.98%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

72	PIMCO CLOSED-END FUNDS

Changes to the Board of Trustees

(Unaudited)

Effective February 4, 2019, Ms. Sarah E. Cogan was appointed as a Class I Trustee and Mr. David N. Fisher was appointed as a Class II Trustee.

ANNUAL REPORT	JUNE 30, 2019	73

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

74	PIMCO CLOSED-END FUNDS

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

ANNUAL REPORT	JUNE 30, 2019	75

Management of the Fund

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Name, Address, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2020-2021 fiscal year.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	91	None

Sarah E. Cogan* 1956	Trustee	Trustee since February 2019, expected to stand for election at the annual meeting of the shareholders held during the 2019-2020 fiscal year.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	91	None

Bradford K. Gallagher 1944	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2021-2022 fiscal year.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	91	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

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(Unaudited)

Name, Address, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years

James A. Jacobson 1945	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2021-2022 fiscal year.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2020-2021 fiscal year.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None

William B. Ogden, IV 1945	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2019-2020 fiscal year.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None

Alan Rappaport 1953	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2021-2022 fiscal year.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	91	None

ANNUAL REPORT	JUNE 30, 2019	77

Management of the Fund (Cont.)

Name, Address, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years

Interested Trustees/Nominees

David N. Fisher** 1968	Trustee	Trustee since February 2019, expected to stand for election at the annual meeting of the shareholders held during the 2020-2021 fiscal year.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

John C. Maney*** 1959	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2019-2020 fiscal year.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006) and a Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*	Ms. Cogan was appointed as a Trustee of the Fund by the Board effective February 4, 2019.
**

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, CA 92660. He was appointed as a Trustee of the Fund by the Board effective February 4, 2019.

***

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

Officers

Name, Address and Year of Birth*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since May 2019	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since inception	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

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(Unaudited)

Name, Address and Year of Birth*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since inception	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since inception	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since inception	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd[1] 1960	Treasurer	Since May 2019	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Shwetha P. Shenoy 1975	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JUNE 30, 2019	79

Approval of Investment Management Agreement

At an in-person meeting held on December 13, 2018 (the “Approval Meeting”), the Board of Trustees (“Trustees”) of the Fund (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Act) of the Fund or PIMCO (the “Independent Trustees”), formally considered and unanimously approved a proposed Investment Management Agreement, between the Fund and PIMCO (the “Investment Management Agreement”) for an initial term commencing upon execution of the agreement through July 31, 2020. In connection with their consideration of the Investment Management Agreement, the Independent Trustees also formally considered and unanimously approved a proposed Investment Management Agreement between PIMCO and the Fund’s wholly-owned subsidiary, PIMCO Cayman Commodity Fund IX, Ltd, (the “Cayman Subsidiary”) as well as a proposed form of Investment Management Agreement between PIMCO and other wholly-owned subsidiaries of the Fund that may be formed by the Fund (the “Subsidiary Agreements” and together with the Investment Management Agreement, the “Agreements”). During the Approval Meeting, the Contracts Committee (the “Committee”) of the Board held a separate in-person meeting on December 13, 2018 (the “Committee Meeting”) and formally considered and recommended to the Board the approval of the Agreements. On June 14, 2018, the Trustees held a meeting at which the Trustees received a preliminary presentation from PIMCO regarding the Fund. On December 7, 2018, PIMCO provided materials to the Committee for its consideration of the Agreements in response to a request from Counsel, as well as other materials and information PIMCO believed was useful in evaluating the approval of the Agreements.

At the Committee Meeting, members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO bearing on the approval of the Agreements. The Committee also received and reviewed a memorandum from counsel to the Fund regarding the Trustees’ responsibilities in evaluating the Agreements, which they discussed with Counsel.

Following the presentation at the Committee Meeting, the Independent Trustees met separately in executive session with Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the request from Counsel.

In connection with their deliberations regarding the proposed approval of the Agreements for the Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by PIMCO under the Agreements.

It was noted that, in connection with the Committee Meeting, the Trustees relied upon materials provided by PIMCO which included, among other items, a memorandum provided by PIMCO (the “Memorandum”) and numerous exhibits regarding, among other things, (i) the terms of the Agreements, (ii) comparative fee and expense information and performance information of comparable PIMCO funds, comparable competitor open-end and closed-end funds and a composite universe of energy MLP funds developed by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”), (iii) descriptions of various functions proposed to be performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, risk management, internal audit services, bookkeeping and portfolio trading practices, (iv) information regarding PIMCO’s compliance policies applicable to the Fund, (v) the estimated costs to PIMCO of providing these services, (vi) information

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(Unaudited)

regarding the organization of certain departments within PIMCO, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative, compliance and other services to the Fund, (vii) the estimated profitability of the Agreements to PIMCO, (viii) information regarding economies of scale, (ix) information on potential “fall-out” benefits to PIMCO, and (x) information regarding the organizational complexities associated with limited term closed-end funds in comparison to other investment products, including traditional closed-end and open-end funds.

With respect to the Subsidiary Agreements, the Trustees considered that the Fund is expected to utilize the Cayman Subsidiary and other subsidiaries to execute its investment strategy, and that PIMCO would provide both investment advisory and administrative services to these subsidiaries pursuant to the Subsidiary Agreements. The Trustees noted that, while the Cayman Subsidiary is proposed to separately pay a management fee to PIMCO for these services, PIMCO proposed to enter into an Expense Limitation Agreement with the Fund, which provides that PIMCO would waive its management fee from the Fund, or reimburse the Fund, in an amount equal to the management fee paid by the Cayman Subsidiary. The Trustees further considered that this waiver arrangement would also be used for any future subsidiaries formed by the Fund. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes to be employed by PIMCO; the experience of key advisory personnel of PIMCO who would be responsible for portfolio management of the Fund; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services to be provided with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of the supervisory and administrative services that PIMCO will be responsible for providing to or providing for the Fund; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreements, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that PIMCO would be able to meet any reasonably foreseeable obligations under the Agreements.

As part of its considerations, the Trustees noted any complexities associated with the Fund being an exchange-traded closed-end fund with a twelve-year term that could be extended by the Board under certain circumstances, after which the Fund would be liquidated and shareholders would receive the current net asset value of their shares, unless the Fund’s term is extended indefinitely. The Trustees also noted that different than a typical closed-end fund offering, PIMCO proposed entering into an

ANNUAL REPORT	JUNE 30, 2019	81

Approval of Investment Management Agreement (Cont.)

Organizational and Offering Expenses Agreement with the Fund, pursuant to which PIMCO would pay all organizational expenses and offering costs of the initial public offering (“IPO”), including, without limitation, underwriting and structuring fees, financial advisor commissions, marketing costs and the costs of legal and audit services incurred by the Fund in connection with the IPO. The Trustees noted that the amounts paid by PIMCO pursuant to the Organizational and Offering Expenses Agreement would have no impact on the amount of the advisory or other fees or the fee rates paid by the Fund pursuant to the Investment Management Agreement and other Fund agreements. The Trustees noted that the Board had received information relating to the advisory fees and total expense ratios of comparable funds against which they were able to review the Fund’s proposed fees, and that the comparisons showed that the Fund’s proposed fee rates generally aligned with, and appeared reasonable in relation to, competitor rates of comparable funds, which helped to demonstrate that the proposed fee rates were not impacted by this arrangement.

The Trustees also took into account the proposed Support Service Agreements between the Fund and PIMCO Investments LLC (“PI”), which authorizes the Fund to reimburse reasonable and documented out-of-pocket expenses related to the offering of its common shares incurred by certain affiliates, or associated persons thereof, and employees of PIMCO, including in connection with participation in the road show and related activities (“affiliate expenses”). PIMCO clarified that PI will not act as an underwriter in connection with the Fund’s IPO, but that it may provide, under the Support Service Agreements, marketing support for the Fund in connection with the IPO including, among other things, assistance with organizing and scheduling roadshow presentations. The Trustees also received a report from PIMCO on the Structuring Fee Agreements that PIMCO expects to enter into with various underwriters of the Fund’s IPO, which set forth various fees to be paid by PIMCO (and not the Fund) to certain underwriters in the IPO, in consideration of certain financial advisory services that the underwriters will provide in connection with the structuring, designing and organizing of the Fund as well as services related to the sale and distribution of the Fund’s shares.

In assessing the reasonableness of the Fund’s proposed fees under the proposed Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee as a percentage of total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings, and preferred shares that may be outstanding) and its estimated total expense ratio (calculated as a percentage of common share net assets and excluding interest expense, and before the application of expense limitation) to those of comparable funds. The Trustees noted that PIMCO identified three PIMCO-sponsored funds, a UCITS fund, PIMCO GIS MLP & Energy Infrastructure Fund (“PIMCO-managed UCITS Fund”) and two closed-end funds, the PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”) and PIMCO Dynamic Income Fund (“PDI”), with investment strategies that are similar, but not identical, to the Fund for comparative purposes. The Trustees noted that PIMCO also identified comparable competitor funds, including seven closed-end funds and two open-end funds. The Trustees took note that the Fund was expected to generally utilize more leverage than PIMCO-managed open-end funds with similar strategies. In addition, the Trustees noted that the comparable information also included a composite of comparable closed-end funds, the Lipper Energy MLP Funds average, which is the group of funds in which most of the comparable closed-end funds are included in by Lipper. The Trustees specifically considered how the Fund was expected to compare to the comparable funds as to performance, management fee

82	PIMCO CLOSED-END FUNDS

(Unaudited)

expense, and total expense ratio, where applicable. The fund-specific fee and expense results discussed below were compiled by PIMCO based on information from Lipper, and were not independently verified by the Trustees.

The Trustees considered the management fee (based on total managed assets) charged by PIMCO to PCI and PDI, in comparison to the proposed unitary management fee of the Fund. The Trustees also considered the management fee (based on net assets) charged by PIMCO to the PIMCO-managed UCITS Fund, noting that, unlike the Fund’s proposed management fee, the PIMCO-managed UCITS Fund’s fee is based on net assets (rather than total managed assets). The Trustees noted that the proposed management fee rate for the Fund is higher than the management fee rates paid by the PIMCO-managed UCITS Fund, PCI, and PDI, but were advised by PIMCO that certain aspects of the Fund’s investment strategy, including its anticipated exposure to MLPs and the proposed use of a Cayman subsidiary to gain exposure to commodity-related investments, will require substantial dedication of administrative and compliance resources relative to the comparable funds managed by PIMCO. The Trustees noted that the Fund’s proposed management fee rate is lower than the Lipper Energy MLP Funds average management fee, lower than six of the seven comparable competitor closed-end funds, and higher than the two comparable competitor open-end funds. The Trustees were advised by PIMCO that there are additional portfolio management challenges in managing a closed-end fund, that do not apply to open-end funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. The Trustees noted that PIMCO and the Fund expect to apply for an order granting the Fund an exemption from Section 19(b) of the Investment Company Act of 1940 (the “1940 Act”) and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Trustees were advised that, if granted, the Fund’s reliance on such an exemptive order to implement a managed distribution plan would require PIMCO to dedicate additional administrative time and resources to the Fund, including those arising from the conditions that the Fund would need to comply with in order to rely on the relief. The Trustees were also advised that the Fund is expected to generally utilize more leverage than PIMCO-managed open-end funds and UCITS funds making the portfolio management, tax, accounting, regulatory, and administrative processes involved in supporting the Fund significantly more complex than that of an open-end fund or separate account.

The Trustees took into account that the Fund’s proposed unitary management fee arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”). They noted, however, that the Fund’s proposed unitary management fee was still lower than the contractual management fee rates of the Lipper Energy MLP Funds Average, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. They recognized, however, that PCI and PDI also have a unitary management fee.

In this regard, the Trustees considered PIMCO’s view that the proposed unitary management fee arrangement for the Fund will benefit common shareholders because it will provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to fee and

ANNUAL REPORT	JUNE 30, 2019	83

Approval of Investment Management Agreement (Cont.)

expense structures under which a fund’s Operating Expenses (including certain third-party fees and expenses) can vary significantly over time. The Trustees also considered that the proposed unitary fee arrangement would generally insulate the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses). The Trustees noted that the Fund’s proposed Investment Management Agreement would have the Fund pay for certain expenses outside of the unitary fee arrangement that are borne by PIMCO under other PIMCO-sponsored exchange-traded closed-end funds’ investment management agreements.

The Trustees noted that, while the Fund would not be charged a separate administration fee (recognizing that the proposed management fees include a component for supervisory and administrative services under the unitary fee arrangement), it was not clear in all cases whether the peer funds in the Lipper Energy MLP Funds average or the comparable funds managed by other advisers were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. As such, the Trustees considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Fund’s proposed unitary fee arrangement would cover Operating Expenses that are typically paid for or incurred by competitor funds directly in addition to their management fees as discussed below.

Among other information, the Trustees considered the estimated gross total expense ratio (calculated as a percentage of common share net assets and excluding interest expense, and before expense limitation) of the Fund compared to the gross total expense ratios of PCI and PDI, recognizing that fees for management and administrative services would be included within the total expense ratios. It was noted that the Fund’s estimated gross total expense ratio is lower than the gross total expense ratios of PDI and PCI. It was noted that the Fund’s estimated net total expense ratio calculated as a percentage of common share net assets (excluding interest expense) after giving effect to the Expense Limitation Agreement related to the Cayman Subsidiary is lower than the net total expense ratios for PCI and PDI, but higher than the ratios for the PIMCO-managed UCITS Fund and the Lipper Energy MLP Funds Average. The Trustees also noted that the Fund’s estimated net total expense ratio is lower than the median of the seven comparable competitor closed-end funds and higher than the two comparable competitor open-end funds.

The Trustees also took into account that the Fund would pay management fees on assets attributable to certain types of leverage that it will use (such as reverse repurchase agreements) under the Investment Management Agreement because the Fund’s fees are calculated based on total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to utilize reverse repurchase agreements, dollar rolls, borrowings, preferred shares and/or certain other forms of leverage on which management fees would be paid, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. The Trustees further noted that this incentive may be greater under the proposed unitary management fee

84	PIMCO CLOSED-END FUNDS

(Unaudited)

arrangement because the Fund’s contractual management fee rate under the unitary fee arrangement is higher than it otherwise would be if it did not cover the Fund’s Operating Expenses. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the proposed unitary fee arrangement would vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. In this regard, the Trustees took into account assurances from PIMCO that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees also considered estimated profitability analyses provided by PIMCO for the Fund’s first year of operation, which included, among other information, PIMCO’s estimated pre-distribution advisory profit margin for the Fund. The Trustees considered that estimated profitability was based, in part, on average managed assets, which reflect the estimated assets upon which management fees will be assessed, including forms of leverage expected to be utilized by the Fund. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses had been allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates, noting that PIMCO had done so under two different methodologies for comparative purposes. The Trustees noted that the profitability estimates had taken into account organizational and offering costs payable by PIMCO (exclusive of upfront structuring fees and other compensation to be paid by PIMCO to underwriters in the IPO), in estimating PIMCO’s pre-distribution profitability, based on advice from counsel that such an approach is reasonable. The Trustees also took into account PIMCO’s estimated post-distribution profitability from the Fund, which, among other distribution expenses, factored in the amortization of estimated up front structuring fees to be paid by PIMCO over the expected twelve-year term of the Fund. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Fund.

The Trustees also took into account that PIMCO is not proposing that the Fund have any breakpoints in its management fees. The Trustees considered that the proposed unitary fee arrangement provides inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s proposed unitary fee arrangement, funds with ‘‘pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the proposed unitary fee arrangement protects shareholders from a rise in Operating Expenses that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

The Trustees also reviewed, among other information, information showing historical performance (based on net asset value and net of fees) of the comparable funds for the one-year, three-year, five-year and ten-year periods ended September 30, 2018, where applicable, and noted that, because it is newly organized, the Fund did not have any performance history of its own.

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Approval of Investment Management Agreement (Cont.)

(Unaudited)

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund, leverage when negotiating with service providers, and research, statistical and quotation services, if any, PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

After reviewing and considering these and other factors described herein, the Trustees concluded, in their business judgment, within the context of their overall conclusions regarding the Agreements and based on information provided and related representations made by PIMCO, that they were satisfied that fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO, as the case may be, and that, based on the information provided by PIMCO and taking into account the various assumptions made, the profitability of PIMCO did not appear to be excessive under the Agreements. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Agreements are fair and reasonable to the Fund and that approval of the Agreements were in the interest of the Fund and its prospective shareholders and should be approved for an initial term commencing upon execution of the Agreements through July 31, 2020.

86	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Fund2 considers customer privacy to be a fundamental aspect of their relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any non-public personal information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Fund or its affiliates may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Fund believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Fund may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Fund or its Adviser, distributor or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund may share may include, for example, a shareholder’s participation in the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Fund’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable

ANNUAL REPORT	JUNE 30, 2019	87

Privacy Policy1 (Cont.)

(Unaudited)

law. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that help the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Fund or its Service Affiliates may use third parties to place advertisements for the Fund on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Fund’s website, the Fund or their service providers or third party firms engaged by the Fund or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Fund when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 When distributing this Policy, the Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Fund”).

88	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

CEF3014AR_063019

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
June 30, 2019	$ 97,876
June 30, 2018	$ —
(b) Fiscal Year Ended	Audit-Related Fees
June 30, 2019	$ 110,000
June 30, 2018	$ —
(c) Fiscal Year Ended	Tax Fees
June 30, 2019	$ —
June 30, 2018	$ —
(d) Fiscal Year Ended	All Other Fees(1)
June 30, 2019	$ —
June 30, 2018	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2019	June 30, 2018
PIMCO Energy and Tactical Credit Opportunities	$110,000	$—
Pacific Investment Management Company LLC (“PIMCO”)	12,402,651	6,271,517

Totals	$12,512,651	$6,271,517

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the portfolio manager’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 27, 2019, the following individuals have primary responsibility for the day-to-day management of the PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”):

John M. Devir – Mr. Devir has been a portfolio manager of the Fund since its inception in February 2019. Mr. Devir is an executive vice president and portfolio manager in the Newport Beach office. He is the head of Americas credit research, lead analyst for global energy, and lead portfolio manager for MLP and energy infrastructure and long/short equity strategies. Prior to joining PIMCO in 2011, he was a managing director and head of equity strategies at Barclays Capital in New York.

Greg E. Sharenow - Mr. Sharenow has been a portfolio manager of the Fund since its inception in February 2019. Mr. Sharenow is a managing director and portfolio manager in the Newport Beach office, focusing on commodities and real assets. He also co-manages PIMCO’s Energy and Tactical Credit Opportunities fund. Prior to joining PIMCO in 2011, he was an energy trader at Hess Energy Trading, Goldman Sachs, and DE Shaw. Mr. Sharenow was previously senior energy economist at Goldman Sachs.

Mark R. Kiesel - Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2019. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2019, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
John M. Devir	2	$1,256.83	1	$260.75	0	0.00
Greg E. Sharenow	5	$11,235.16	3	$953.59	7	$1,264.13
Mark R. Kiesel[1]	23	$141,859.80	57	$76,047.33	110	$70,637.56

1 Of these Other Pooled Investment Vehicles,    13        account(s) totaling    $22,716.20            million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 12            account(s) totaling    $7,598.63    million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client. The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2019 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2019:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2019
John M. Devir	$100,001-$500,000
Greg E. Sharenow	$100,001-$500,000
Mark R. Kiesel	Over $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Energy and Tactical Credit Opportunities Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2019